UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549



FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
1934

Date of Report (Date of earliest event reported): January 8, 2004


HAUPPAUGE DIGITAL, INC.
(Exact Name of Registrant as Specified in Charter)



Delaware				I-13559			11-3227864

(State or Other			(Commission File		(IRS Employer
Jurisdiction of 			Number)			Identification
Incorporation)							No.)



91 Cabot Court, Hauppauge, NY				11788

(Address of Principal Executive Offices)		(Zip Code)



(631) 434-1600
(Registrant's telephone Number, including area code)



Item 5.	OTHER EVENTS AND REQUIRED FD DISCLOSURE

On January 8, 2004, HAUPPAUGE DIGITAL, INC. issued a press release announcing that the sales of its WinTV-PVR 250 have exceeded its WinTV-Go sales for fiscal 2004 Q1. A copy of this press release is furnished as Exhibit 99.1 to this report.


Item 7.	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1 Press release dated January 8, 2004, issued by Hauppauge Digital, Inc.

Item 12.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

This information shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act except as shall be expressly set forth by speific reference in such a filing.

On January 8, 2004, HAUPPAUGE DIGITAL, INC. issued a press release announcing that the sales of its WinTV-PVR 250 have exceeded its WinTV-Go sales for fiscal 2004 Q1. A copy of this press release is furnished as Exhibit 99.1 to this report.




SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:		January 12, 2004

							HAUPPAUGE DIGITAL, INC.


							By: /s/ Gerald Tucciarone

							Gerald Tucciarone
							Chief Financial Officer